                THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                              AND LOAN DOCUMENTS


THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of January __, 1999, is between NATIONAL BANK OF CANADA, a Canadian chartered bank ("Lender"), and CET ENVIRONMENTAL SERVICES, INC., a California corporation ("Borrower").

                                 RECITALS

A.  Lender and Borrower entered into a Loan and Security Agreement dated
    May 29, 1997, as amended by an Amendment to Loan and Security Agreement and Loan Documents dated as of August 29, 1997 and as further amended by a Second Amendment to Loan and Security Agreement and Loan Documents dated as of April 10, 1998 (as amended, the "Loan Agreement"), providing for the Revolving Loans, Equipment Loans, a Term Loan and Letters of
    Credit in the aggregate maximum available amount not to exceed $9,000,000. Defined terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

B.  The Loans are secured by the Collateral.

C. The Borrower and Lender desire to enter into this Amendment in order to decrease the Maximum Loan Availability and in order to make certain other changes to the terms of the Loan Agreement.

                                AGREEMENT


IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. MAXIMUM LOAN AVAILABILITY. In order to decrease the Maximum Loan Availability, Section 1(u) of the Loan Agreement is hereby revised by substituting the phrase "Seven and One-Half Million Dollars ($7,500,000)" for the phrase "Nine Million Dollars ($9,000,000)" in Subsection (a) of the section.

2. WAIVER OF FINANCIAL COVENANT. Lender hereby agrees to waive Borrower's compliance with the covenant set forth in Section 12(r)(iii) of the Loan Agreement (requiring Borrower to achieve a net profit before extraordinary gains of at least zero ($O)) for the fiscal quarter beginning on July 1, 1998 and ending on September 30, 1998. The Lender's waiver set forth herein is specifically limited to the fiscal quarter ended September 30, 1998 and Borrower shall be required to comply with such covenant pursuant to the terms of the Loan Agreement at all times on or after October 1, 1998.

3. SUBORDINATED DEBT. Notwithstanding anything to the contrary in the Loan Agreement, Lender hereby agrees and consents to Borrower repaying off the Subordinated Debt described in the Loan Agreement in an amount not to exceed $672,000, provided that such action does not cause an Event of Default or an event that with notice, the passage of time, or both would constitute an Event of Default.

4.  LOAN DOCUMENTS.

    a. Lender and Borrower agree that any and all notes or other documents executed in connection with the Loans (collectively, the "Loan Documents") are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

    b.  All references in any document to the Loan Agreement or any other
        Loan Document shall refer to the Loan Agreement or such Loan Document as amended pursuant to this Amendment.

5. CONDITIONS PRECEDENT. The obligations of Lender under page 2 (Waiver) and 3 (Subordinated Debt) of this Amendment are subject to the satisfaction of the following conditions:

    a. Borrower shall have paid to Lender a waiver fee in the amount of $10,000; and

    b. No Event of Default or event that with notice or the passage of time, or both, would constitute an Event of Default shall have occurred as of the date hereof.

6. REPRESENTATIONS AND WARRANTIES. Borrower hereby certifies to the Lender that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Agreement and all Loan Documents are true, accurate and complete in all material respects, and no Event of Default or event that with notice or the passage of time or both would constitute an Event of Default has occurred under the Loan Agreement or any Loan Document. Without limiting the generality of the foregoing, Borrower represents and warrants that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that the person executing this Amendment on behalf of Borrower is duly authorized to do so and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower.

7. ADDITIONAL DOCUMENTS. Borrower shall execute and deliver to Lender at any time and from time to time such additional amendments to the Loan Agreement and the Loan Documents as the Lender may request to confirm and carry out the transactions contemplated hereby or to confirm, correct and clarify the security for the Loan.

8. CONTINUATION OF THE LOAN AGREEMENT, ETC. Except as specified in this Amendment, the provisions of the Loan Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the Loan Documents, the terms of this Amendment shall control.

9.  MISCELLANEOUS.

    a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

    b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

    c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

    d. Time is of the essence hereof with respect to the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

    e. This Amendment constitutes the entire agreement between Borrower and the Lender concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower and the Lender and designated as an amendment or modification of the Loan Agreement as amended by this Amendment.

    f. If any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby.

    g. The section headings herein are for convenience only and shall not affect the construction hereof.

    h. Execution of this Amendment is not intended to and shall not constitute a waiver by the Lender of any Event of Default or event that with notice or the passage of time, or both, would constitute an Event of Default.

    EXECUTED as of the date first set forth above.


                                       BORROWER:
                                       CET ENVIRONMENTAL SERVICES,
                                       INC., a California corporation


                                       By: /s/ Steven H. Davis
                                          ---------------------------
                                       Name: Steven H. Davis
                                       Title: President



                                       LENDER:

                                       NATIONAL BANK OF CANADA, a
                                       Canadian chartered bank


                                       By: /s/ Andrew M. Conneen, Jr.
                                          ---------------------------
                                            Andrew M. Conneen, Jr.
                                            Vice President